DWS New York Tax-Free Income Fund
Summary Prospectus | December 1, 2021

Class/Ticker	T	KNTTX
Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, reports to shareholders, Statement of Additional Information (SAI) and other information about the fund online at dws.com/mutualpros. You can also get this information at no cost by e-mailing a request to service@dws.com, calling (800) 728-3337 or asking your financial representative. The Prospectus and SAI, both dated December 1, 2021, as may be revised or supplemented from time to time, are incorporated by reference into this Summary Prospectus.
Investment Objective
The fund seeks a high level of current income that is exempt from New York State and New York City personal income taxes and federal income taxes.
Fees and Expenses
These are the fees and expenses you may pay when you buy, hold and sell shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you invest at least $250,000 in Class T shares in the fund. More information about these discounts is available from your financial representative and in the Investing in the Funds section in the prospectus (p. 25) and Purchase and Redemption of Shares in the fund’s SAI (p. II-15).
SHAREHOLDER FEES (paid directly from your investment)
Maximum sales charge (load) imposed on purchases, as % of offering price	2.50
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
Management fee[1]	0.40
Distribution/service (12b-1) fees	0.25
Other expenses[2]	0.34
Total annual fund operating expenses	0.99
Fee waiver/expense reimbursement	0.19
Total annual fund operating expenses after fee waiver/ expense reimbursement	0.80
1 “Management fee” is restated to reflect the fund’s new management fee rate effective October 1, 2021.
2 ”Other expenses“ for Class T are based on estimated amounts for the current fiscal year.
The Advisor has contractually agreed through November 30, 2022 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) at a ratio no higher than 0.80% for Class T shares. The agreement may only be terminated with the consent of the fund’s Board.
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$330	$539	$765	$1,416
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 31% of the average value of its portfolio.
Principal Investment Strategies
Main investments. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in municipal securities whose income is free from regular federal and New York State personal income tax. In addition, the fund invests at least 65% of net assets in municipal securities and other securities that are exempt from New York City personal income taxes. The fund may invest up to 20% of net assets in securities whose income is subject to the federal alternative minimum tax (AMT).
The fund can buy many types of municipal securities of all maturities. These may include revenue bonds (which are backed by revenue from a particular source) and general obligation bonds (which are typically backed by the issuer’s ability to levy taxes). They may also include private activity and industrial development bonds, municipal lease obligations and investments representing an interest in these. The fund can also invest in obligations of US territories and Commonwealths (such as Puerto Rico, the US Virgin Islands and Guam) and their agencies and authorities, whose income is free from regular federal and New York state income tax.
Normally, at least 80% of the fund’s municipal securities are rated in the four highest credit rating categories or, if unrated, determined by the Advisor to be of similar quality. Up to 20% of the fund's municipal securities may be high yield bonds (commonly referred to as junk bonds), which are those rated below the fourth highest rating category (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds generally pay higher yields but have higher volatility and higher risk of default on payments.
Management process. Portfolio management looks for securities that appear to offer the best total return potential. In making buy and sell decisions, portfolio management typically weighs a number of factors, including economic outlooks, possible interest rate movements, yield levels across varying maturities, and changes in supply and demand within the municipal bond market. When evaluating any individual security and its issuer, portfolio management may consider a number of factors including the security's credit quality and terms, such as coupon, maturity date and call date, as well as the issuer's capital structure, leverage and ability to meet its current obligations. Portfolio management may also consider financially material environmental, social, and governance (ESG) factors. Such factors may include, but are not limited to, exposure to climate change risks, poverty and unemployment data, and an issuer’s governance structure and practices.
Although portfolio management may adjust the fund’s duration (a measure of sensitivity to interest rates) over a wider range, they generally intend to keep it similar to that of the Bloomberg Municipal Bond Index, which is generally between five and nine years.
Derivatives. Portfolio management may use tender option bond transactions to seek to enhance potential gains. Portfolio management may leverage assets of the fund through the use of proceeds received through tender option bond transactions. In a tender option bond transaction, the fund transfers fixed-rate long-term municipal bonds into a special purpose entity (TOB Trust). A TOB Trust typically issues two classes of beneficial interests: short-term floating rate interests (TOB Floaters), which are sold to third party investors, and residual inverse floating rate interests (TOB Inverse Floater Residual Interests), which are generally held by the fund.
The fund may also use other types of derivatives (a contract whose value is based on, for example, indices, currencies or securities) (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.
Main Risks
There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Interest rate risk. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund’s debt securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Recent and potential future changes in monetary policy made by central banks or governments are likely to affect the level of interest rates. Rising interest rates may prompt redemptions from the fund, which may force the fund to sell investments at a time when it is not advantageous to do so, which could result in losses. The fund may be subject to a greater risk of rising interest rates following periods of low rates, including the current low rate period. In addition, in response to the COVID-19 pandemic, as with other serious economic disruptions, governmental authorities and regulators have enacted significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates considerably. If these actions are modified or reversed or are ineffective in achieving their desired outcomes, the fund could be adversely affected by periods of heightened volatility and uncertainty.
Credit risk. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. Credit risk is greater for lower-rated securities.
Because the issuers of high yield debt securities, or junk bonds (debt securities rated below the fourth highest credit rating category), may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news, or even the expectation of bad

DWS New York Tax-Free Income Fund

Summary Prospectus December 1, 2021

news, than investment-grade debt securities. Credit risk for high yield securities is greater than for higher-rated securities.
Because securities in default generally have missed one or more payments of interest and/or principal, an investment in such securities has an increased risk of loss. Issuers of securities in default have an increased likelihood of entering bankruptcy or beginning liquidation procedures which could impact the fund's ability to recoup its investment. Securities in default may be illiquid or trade in low volumes and thus may be difficult to value.
For securities that rely on third-party guarantors to support their credit quality, the same risks may apply if the financial condition of the guarantor deteriorates or the guarantor ceases to insure securities. Because guarantors may insure many types of securities, including subprime mortgage bonds and other high-risk bonds, their financial condition could deteriorate as a result of events that have little or no connection to securities owned by the fund.
Focus risk – New York municipal securities. Because the fund focuses its investments in New York municipal securities, its performance can be more volatile than that of a fund that invests more broadly, and it has a relatively large exposure to financial stresses affecting both New York City and New York State. For example, a downturn in the financial industry could bring on a fiscal crisis in New York City, or a national or regional economic downturn could bring on such a crisis in New York State. Examples of other factors that may affect fund performance include, but are not limited to, the costs and disruptions caused by national disasters, increased costs for domestic security and reduced monetary support from the federal government. For example, the pandemic spread of the novel coronavirus known as COVID-19 has significantly stressed the financial resources of the state and its municipalities, which may impair an issuer's ability to meet its financial obligations when due and could adversely impact the value of its bonds, which could negatively impact the performance of the fund.
Certain sectors of the municipal securities market such as hospitals, airports and mass transit providers may be disproportionately impacted by COVID-19 related cost increases and revenue declines, potentially resulting in heightened credit risk for issuers in these sectors.
Market risk. Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market. Developments in a particular class of debt securities or the stock market could also adversely affect the fund by reducing the relative attractiveness of debt securities as an investment.
Market disruption risk. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Market disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets.
Recent market disruption events include the pandemic spread of the novel coronavirus known as COVID-19, and the significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions that it has caused. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others.
The disruptions caused by the COVID-19 pandemic may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
Tax risk. Income from municipal securities held by the fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a securities issuer. In such event, the value of such securities would likely fall, hurting fund performance and shareholders may be required to pay additional taxes. In addition, a portion of the fund’s otherwise exempt-interest distributions may be taxable to those shareholders subject to the federal AMT.
Private activity and industrial development bond risk. The payment of principal and interest on these bonds is generally dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of property financed as security for such payment.
Tender option bonds risk. The fund’s participation in tender option bond transactions may reduce the fund’s returns or increase volatility. Tender option bond transactions create leverage. Leverage magnifies returns, both positive and negative, and risk by magnifying the volatility of returns. An investment in TOB Inverse Floater Residual Interests will typically involve more risk than an investment

DWS New York Tax-Free Income Fund

Summary Prospectus December 1, 2021

in the underlying municipal bonds. The interest payment on TOB Inverse Floater Residual Interests generally will decrease when short-term interest rates increase. There are also risks associated with the tender option bond structure, which could result in terminating the trust. If a TOB Trust is terminated, the fund must sell other assets to buy back the TOB Floaters, which could negatively impact performance. Events that could cause a termination of the TOB Trust include a deterioration in the financial condition of the liquidity provider, a deterioration in the credit quality of underlying municipal bonds, or a decrease in the value of the underlying bonds due to rising interest rates.
Non-diversification risk. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.
Security selection risk. The securities in the fund’s portfolio may decline in value. Portfolio management could be wrong in its analysis of municipalities, industries, companies, economic trends, ESG factors, the relative attractiveness of different securities or other matters.
US territory and Commonwealth obligations risk. Adverse political and economic conditions and developments affecting any territory or Commonwealth of the US may, in turn, negatively affect the value of the fund’s holdings in such obligations. For example, in recent years, Puerto Rico has experienced a recession and difficult economic conditions, along with a severe natural disaster, which may negatively affect the value of any holdings the fund may have in Puerto Rico municipal obligations.
Derivatives risk. Risks associated with derivatives may include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment and/or the fund may sell certain investments at a price or time that is not advantageous in order to meet redemption requests or other cash needs. Unusual market conditions, such as an unusually high volume of redemptions or other similar conditions could increase liquidity risk for the fund, and in extreme conditions, the fund could have difficulty meeting redemption requests.
Prepayment and extension risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund’s assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund’s share price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.
Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.
Operational and technology risk. Cyber-attacks, disruptions or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises)

DWS New York Tax-Free Income Fund

Summary Prospectus December 1, 2021

that cause prolonged periods of remote work or significant employee absences at the fund’s service providers could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund or other market participants.
Past Performance
How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends and distributions were reinvested. For more recent performance figures, go to dws.com (the Web site does not form a part of this prospectus) or call the telephone number included in this prospectus.
Class T had not commenced investment operations as of the date of this prospectus. The performance figures for Class T shares are based on the historical performance of the fund’s Class S shares adjusted to reflect the higher expenses and applicable sales charges of Class T. Class S shares are offered in a separate prospectus.
CALENDAR YEAR TOTAL RETURNS (%) (Class T)
These year-by-year returns do not include sales charges, if any, and would be lower if they did. Returns for other classes were different and are not shown here.

	Returns	Period ending
Best Quarter	3.87%	June 30, 2011
Worst Quarter	-3.75%	December 31, 2016
Year-to-Date	1.57%	September 30, 2021
Average Annual Total Returns
(For periods ended 12/31/2020 expressed as a %)
After-tax returns reflect the historical highest individual federal income tax rates, but do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.
	Class Inception	1 Year	5 Years	10 Years
Class T before tax		1.75	2.79	3.79
After tax on distribu- tions		-5.47	0.23	2.10
After tax on distribu- tions and sale of fund shares		-6.07	0.19	2.00
Bloomberg Municipal Bond Index (reflects no deduction for fees, expenses or taxes)		5.21	3.91	4.63
Bloomberg New York Exempt Municipal Bond Index (reflects no deduc- tion for fees, expenses or taxes)		4.56	3.61	4.35
The Advisor believes that the additional index (Bloomberg New York Exempt Municipal Bond Index) reasonably represents the fund’s investment objective and strategies.
Management
Investment Advisor
DWS Investment Management Americas, Inc.
Portfolio Manager(s)
Matthew J. Caggiano, CFA, Head of Investment Strategy Fixed Income. Portfolio Manager of the fund. Began managing the fund in 2004.
Michael J. Generazo, Senior Portfolio Manager Fixed Income. Portfolio Manager of the fund. Began managing the fund in 2021.
Purchase and Sale of Fund Shares
Minimum Initial Investment ($)
	Non-IRA	IRAs	UGMAs/ UTMAs	Automatic Investment Plans
T	1,000	500	1,000	500
For participants in all group retirement plans there is no minimum initial investment and no minimum additional investment for Class T. The minimum additional investment in all other instances is $50.
To Place Orders
Mail	All Requests	DWS PO Box 219151 Kansas City, MO 64121-9151
Expedited Mail		DWS 210 West 10th Street Kansas City, MO 64105-1614
Web Site		dws.com
Telephone		(800) 728-3337, M – F 8 a.m. – 7 p.m. ET
TDD Line		(800) 972-3006, M – F 8 a.m. – 7 p.m. ET

The fund is generally open on days when the New York Stock Exchange is open for regular trading. Initial investments must be sent by mail. You can make additional

DWS New York Tax-Free Income Fund

Summary Prospectus December 1, 2021

investments or sell shares of the fund on any business day by visiting our Web site, by mail, or by telephone; however you may have to elect certain privileges on your initial account application. If you are working with a financial representative, contact your financial representative for assistance with buying or selling fund shares. A financial representative separately may impose its own policies and procedures for buying and selling fund shares.
Class T shares are closed to new purchases, except in connection with the reinvestment of dividends or other distributions where Class T shares have been issued.
Tax Information
The fund's distributions are generally exempt from regular federal and state income tax. All or a portion of the fund's dividends may be subject to the federal alternative minimum tax.
Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, the Advisor, and/or the Advisor’s affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

DWS New York Tax-Free Income Fund
Summary Prospectus December 1, 2021 DNYTFIF-T-SUM